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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 27, 1995
                Date of report (Date of earliest event reported)

                                     1-9335
                            (Commission File Number)

                                  SCHAWK, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                   36-2545354
                      (I.R.S. Employer Identification No.)

                                1695 RIVER ROAD
                                DES PLAINES, IL
                    (Address of principal executive office)

                                     60018
                                   (Zip Code)

                                  708-827-9494
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS


  On March 27, 1995, Registrant filed with the Securities and Exchange Commission, a notification of its decision to withdraw the Schawk, Inc. Registration Statement on Form S-1 as contained in the letter of the Registrant dated March 27, 1995 to the Securities and Exchange Commission and attached hereto as Exhibit 20.01.
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                                   SIGNATURES


  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.





                                       SCHAWK, INC.
                                       (Registrant)



Date:  April 12, 1995                  By:
                                              -------------------------
                                               Marie Meisenbach Graul
                                               Chief Financial Officer,
                                               Treasurer and
                                               Public Information Officer
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                                 EXHIBIT INDEX


20.01        Notification letter to the Securities and Exchange          PAGE 5
             Commission regarding the withdrawal of the Schawk, Inc. Registration Statement on Form S-1.